Filed in The District Court
of Travis County, Texas

AUG 29 2019

At 1:08 pm M.

Velva L. Price, District Clerk

CAUSE NO. D-1-GN-19-004708

MICHAEL DELAGARZA and CIPHERLOC, INC.,	§	**IN THE DISTRICT COURT OF**
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Plaintiffs,	§	
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vs.	§	**TRAVIS COUNTY, TEXAS**
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TOM WILKINSON, ANTHONY AMBROSE, ZEYNEP YOUNG and DAVID CHASTEEN,	§	
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Defendants.	§	**53rd JUDICIAL DISTRICT**

ORDER DENYING PLAINTIFFS' APPLICATION FOR TEMPORARY INJUNCTION

ON THIS DAY the Court considered Plaintiffs Michael De La Garza and CipherLoc, Inc.'s Application for Temporary Injunction (the "Application"). The Court, having considered the Application, all responses and objections thereto, the evidence, and the arguments of counsel, is of the opinion that the Application should be DENIED.

IT IS THEREFORE ORDERED, ADJUDGED, AND DECREED that Plaintiffs Michael De La Garza and CipherLoc, Inc.'s Application for Temporary Injunction is in all things DENIED.

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JUDGE PRESIDING